EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-Q of Community Bank Shares of Indiana, Inc. (the "Company") for the quarter ended June 30, 2005, I, James D. Rickard, Chief Executive Officer of Community Bank Shares of Indiana, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) Such Form 10-Q for the quarter ended June 30, 2005 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Form 10-Q for the quarter ended June 30, 2005 fairly presents, in all material respects, the financial condition and results of operation of the Company.

By: /s/ James D. Rickard
   ------------------------------
   James D. Rickard
   President and
          Chief Executive Officer

Date: August 12, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification shall not be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

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